Exhibit 10.5

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment No. 11

To the

WorldView3 Satellite Purchase Agreement #60150

This Amendment No. 11 (“Amendment”) to WorldView 3 Satellite Purchase Agreement #60150 (the “Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO  80503; and Ball Aerospace & Technologies Corp., a Delaware corporation with its principal offices located at 1600 Commerce Street, Boulder, CO 80301 (“BATC”). As used in this Agreement, “Party” means either DigitalGlobe or BATC, as appropriate, and “Parties” means DigitalGlobe and BATC.

WHEREAS, DigitalGlobe and BATC entered into the WorldView3 Satellite Purchase Agreement #60150 (“Agreement”) on September 1, 2010;

Now, THEREFORE, the Parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposals (“ECP”):

1.                                    ECP 027:  Documentation Updates

This change updates 3 specifications currently under contract.

Therefore, this Amendment updates the following documents, change pages from which are provided as Attachments 1-3 to the Agreement.

a.              “WorldView-3 CAVIS-ACI Specification — 10385893, Rev 4.0”, and dated 22 May 2012, is replaced in its entirety by the updated version “WorldView-3 CAVIS-ACI Specification — 10385893, Rev 6.0”, and dated 31 January 2014, change pages included as Attachment 1 to this Amendment; and

b.              “WorldView-3 Spacecraft Simulator Specification — 10258368, Rev 6.0”, and dated 7 March 2013, is replaced in its entirety by the document “WorldView-3 Spacecraft Simulator Specification — 10258368, Rev 7.0”, dated 30 August 2013, change pages included as Attachment 2 to this Amendment; and

c.               “WorldView3 Bus Simulator (WVBS) / Payload Simulator (PLS) ICD — 1018, Rev 2.0”, dated 15 April 2013, is replaced in its entirety by the document “WorldView3 Bus Simulator (WVBS) / Payload Simulator (PLS) ICD — 1018, Rev 3.0”, dated 26 November 2013, change pages included as Attachment 3 to this Amendment.

2.                                      ECP 028:  [[**REDACTED**]].

The definition of [[**REDACTED**]] in section 1.1(x) is replaced with the following:

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[[**REDACTED**]].

SUMMARY

The value for these ECPs is $0.00, outlined in the following table:

Change #	Change Description	$
027	Documentation Updates	$0.00
028	Update to the definition of [[**REDACTED**]]	$0.00
	TOTAL	$0.00

Contract Value Summary

Previous Contract Value	$217,917,399.00
ECPs	$0.00
New Contract Value	$217,917,399.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment No. 11 is hereby executed and agreed to by DigitalGlobe and BATC and shall be binding and effective as of the last date executed below.

Ball Aerospace & Technologies Corp.	DigitalGlobe, Inc.

[[**REDACTED**]]	[[**REDACTED**]]
Signature	Signature

[[**REDACTED**]]	[[**REDACTED**]]
Name	Name

[[**REDACTED**]]	[[**REDACTED**]]
Title	Title

[[**REDACTED**]]	[[**REDACTED**]]
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 1

Change Page - WorldView-3 CAVIS-ACI Specification — 10385893, Rev 6.0

Dated 31 January 2014

1. Section 3.3.13 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

2. Section 3.2.23 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

3. Section 3.3.29 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

4. Section 3.3.12 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[[**REDACTED**]]

5. Section 3.3.33 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 2

Change Page - WorldView-3 Spacecraft Simulator Specification — 10258368, Rev 7.0

Dated 30 August 2013

[[**REDACTED**]]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 3

Change Page - WorldView3 Bus Simulator (WVBS)/Payload Simulator (PLS) ICD, Rev 3.0

Dated 26 November 2013

1. Section 4.1.3.1 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

2. Section 5.2 is hereby removed in its entirety and replaced with:

[[**REDACTED**]]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.